SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 20, 1998


                                   PSINet Inc.
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             (Exact name of registrant as specified in its charter)


         New York                   0-25812                     16-1353600
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(State or other jurisdiction       (Commission                (IRS Employer
        of incorporation)          File Number)             Identification No.)


510 Huntmar Park Drive, Herndon, Virginia                             20170
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code (703)904-4100



          (Former name or former address, if changed since last report)
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Item 5.       Other Events

         On March 20, 1998, PSINet Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)      Exhibits

                           Exhibit 99.1   Press release dated March 20, 1998


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:        March 26, 1998                     PSINET INC.


                                                 By:   /s/ David N. Kunkel
                                                     David N. Kunkel
                                                     Senior Vice President,
                                                        Secretary and General
                                                        Counsel




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                                  EXHIBIT INDEX




      Exhibit
       Number         Exhibit Name                                      Location
       ------         ------------                                      --------
        99.1          Press release dated March 20, 1998






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